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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 17, 2002
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)



                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                 000-25759                   16-1491253
(STATE OR OTHER JURISDICTION OF    (COMMISSION               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     FILE NUMBER)              IDENTIFICATION NO.)





       1500 BROADWAY, 3RD FLOOR                                     10036
             NEW YORK, NY                                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 398-7070


                                 NOT APPLICABLE
     (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                LAST REPORT DATE)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On April 17, 2002, AppliedTheory Corporation and its subsidiaries (the "Company") filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The filing is intended to allow the Company to remain in possession of its assets and properties, and the Company's existing directors and officers will continue to oversee operation of the Company's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

         A copy of the Company's press release dated April 18, 2002 announcing the filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)     Financial statements of businesses acquired.

         Not applicable.

(b.)     Pro forma financial information.

         Not applicable.

(c.)     Exhibits.

         The following is the Exhibit(s) furnished in accordance with Item 601 of Regulation S-K, filed as part of this current report on Form 8-K:

99.1     Press release issued by AppliedTheory Corporation on April 18, 2002.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AppliedTheory Corporation


Date:  April 18, 2002                by:  /s/ Danny E. Stroud
                                          --------------------------------------
                                          Danny E. Stroud
                                          President, Chief Executive Officer and
                                          Director (Principal Executive Officer)


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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press release issued by AppliedTheory Corporation on April 18,
              2002.


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